UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23217

City National Rochdale Select Strategies Fund

(Exact name of registrant as specified in charter)

________

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Rochelle Levy

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: January 31, 2023

Date of reporting period: January 31, 2023

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto..

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

2023 ANNUAL REPORT

JANUARY 31, 2023

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Select Strategies Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Select Strategies Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Select Strategies Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Select Strategies Fund Annual Report

2	Letter to Our Shareholders
3	Investment Adviser’s Report
5	Fund Overview
6	Schedule of Investments
8	Summary of Segregated Accounts
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Statement of Cash Flows
14	Financial Highlights
15	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Change in Independent Registered Public Accounting Firm
29	Trustees and Officers
32	Disclosure of Fund Expenses

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. The most current Form N-PORT filing is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 1

letter to our shareholders (Unaudited)
January 31, 2023

Dear Shareholders,

This annual report covers the one-year period ended January 31, 2023.

The Fund’s 2022 portfolio performed well, with a net return of +0.98% for the year ended January 31, 2023.

The portfolio’s resilience was largely due to its defensive positioning going into the Atlantic hurricane season, and such defensive positioning was the result of our analysis of environmental risk conditions and inflationary factors in a post-COVID economy. Due to the Fund’s more targeted industry loss warranty (“ILW”) alpha approach and defensive positioning, it outperformed the beta-oriented SwissRe Cat Bond Index (-0.65%), which was impacted by more global activity for the year ended January 31, 2023. The Fund underperformed the ICE BofAML 3-month U.S. Treasury Bill Index return (+1.78%) for the year ended January 31, 2023.

Total global insured losses are expected to exceed $130 billion in 2022, making it the third consecutive year of losses in excess of $100 billion. Although Hurricane Ian drove a large portion of these losses, there were several other sizable events that contributed, including European windstorms, Australian floods, Typhoon Nanmadol, and the Fukushima earthquake. The Atlantic hurricane season ended quietly but was followed by late December winter storms and several atmospheric river events that brought significant flooding across California.

The Fund’s 2022 portfolio was defensively positioned in anticipation of an active 2022 Atlantic hurricane season as well as to mitigate against adverse impacts from persistently high inflation and continued concerns surrounding the potential for post-event loss amplification from supply-chain disruptions. With these concerns in mind, the portfolio was built with higher attachment points (i.e., higher levels of industry loss that would need to be breached in order to trigger a loss in a contract), wider exclusions of non-peak secondary perils (such as tornadoes, winter storms, and wildfires), and increased regional diversification through county- and state-weighted positions, which continue to become a larger share of the portfolio as demand from insurers and reinsurers for these products has steadily increased. We believe the incorporation of real-time environmental and financial risk considerations can have a meaningful positive influence on longer-term results and that our active management was an important driver of performance in 2022.

Currently, the insurance-linked securities (“ILS”) market conditions continue to be favorable from a price and demand standpoint as Hurricane Ian’s impact, combined with the attractive pre-Ian market, with prior loss events and increased protection demand causing property catastrophe premiums to steadily increase over the last few years, has led to a historic market environment characterized by substantial prices increases. With that said, we believe the Fund is well positioned to take advantage of this compelling opportunity set.

The Fund’s portfolio construction process for 2023 is now well underway, and we are focused on diversification and capital-efficient opportunities in the ILW and catastrophe bond markets, where we believe risk-adjusted returns are most attractive.

We are excited for the opportunity to further capitalize and source attractive opportunities for our shareholders in the coming months. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investments in the City National Rochdale Select Strategies Fund.

Sincerely,

Garrett R. D’Alessandro
President and Chief Executive Officer
City National Rochdale Select Strategies Fund

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 2

investment adviser’s report (Unaudited)
January 31, 2023
City National Rochdale Select Strategies Fund

For the period from February 1, 2022, through January 31, 2023, the Fund posted a return of +0.98%, outperforming the SwissRe Cat Bond Index return of -0.65%, but underperforming the ICE BofAML 3-Month U.S. Treasury Bill Index return of +1.78%. Total global insured losses are expected to exceed $130 billion in 2022, making it the third consecutive year of losses in excess of $100 billion. Although Hurricane Ian drove a large portion of these losses, there were several other sizable events that contributed, including European windstorms, Australian floods, Typhoon Nanmadol, and the Fukushima earthquake. The portfolio’s resilience was largely due to its defensive positioning going into the Atlantic hurricane season, and such defensive positioning was the result of our analysis of environmental risk conditions and inflationary factors in a post-COVID economy. The Fund’s outperformance is in concurrence with management’s view that the Fund is more of an “alpha” play, with limited geographic exposure and triggers, compared to the SwissRe Cat Bond Index, which has global exposure and is considered a “beta” play. In more active years such as 2022, in which many loss events occur, we believe the Fund should outperform in comparison to the SwissRe Cat Bond Index. In terms of expectations for 2023, ILS market conditions continue to be favorable from a price and demand standpoint as Hurricane Ian’s impact, combined with the attractive pre-Ian market, with prior loss events and increased protection demand causing property catastrophe premiums to steadily increase over the last few years, has led to a historic market environment characterized by substantial prices increases. Pricing in the ILW market has steadily improved going into 2023, with expectations for further price increases in the upcoming spring renewal season.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions. Performance data quoted represents past performance and does not guarantee similar future results.

The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Swiss Re Cat Bond Total Return Index is designed to reflect the returns of the catastrophe bond market. The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Investing involves risk including loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, and economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer’s obligations. The Fund is non-diversified.

Alternative investments are speculative, entail substantial risks, offer limited or no liquidity and are not suitable for all investors. The Fund is an interval fund, which is a type of closed-end fund with shares that do not trade on the secondary market. Instead the Fund periodically offers to buy back a percentage of outstanding shares at net asset value (NAV).

The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 3

investment adviser’s report (Unaudited)
January 31, 2023
City National Rochdale Select Strategies Fund (concluded)

on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset values. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain.

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event will occur and the Fund will lose all or a significant portion of the accrued interest and/or principal it has invested in the investment, and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio, the Fund could suffer substantial losses. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of liquid secondary market or human error.

Concentrating assets in a particular industry, sector of the economy, or markets can increase volatility because the investment will be more susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector compared with a more broadly diversified asset allocation.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 4

fund overview (Unaudited)
January 31, 2023
City National Rochdale Select Strategies Fund

The Fund seeks to provide total return consisting of income and capital appreciation.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Select Strategies Fund, Class 1, versus the ICE BofAML 3-Month U.S. Treasury Bill Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	One Year Return	Three Year Return	Five Year Return	Since Inception
Class 1(1)	CNRLX	0.98%	4.42%	5.25%	3.99%
ICE BofAML 3-Month U.S. Treasury Bill Index	n/a	1.78%	0.78%	1.30%	1.29%

(1)	Commenced operations on July 27, 2017.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 5

schedule of investments
January 31, 2023
City National Rochdale Select Strategies Fund

Description	Cost (000)	Value (000)
Structured Investments Equity Linked Notes [94.8%]*†‡
Earthquake[3.5%]
Delancey Segregated Account (A)	$6,071	$6,953

Efficiency[38.2%]
Broadway Segregated Account (A)	29,233	36,086
Hollywood Segregated Account (A)	31,296	39,407

Total Efficiency		75,493

Frequency[15.7%]
Atlantic Segregated Account	6,043	7,317
Jay Segregated Account	4,720	5,283
Ocean Segregated Account (A)	5,313	7,026
Park Segregated Account	5,866	7,705
Sunset Segregated Account	3,124	3,581

Total Frequency		30,912

Multi Peril[9.7%]
Carmelia Segregated Account (A)	6,287	7,652
Nassau Segregated Account	4,836	6,558
Venice Segregated Account	3,105	4,928

Total Multi Peril		19,138

Non-Florida[2.7%]
Lexington Segregated Account	4,781	5,234

Opportunistic[6.5%]
Elevado Segregated Account	5,863	7,960
Trinity Segregated Account	3,746	4,842

Total Opportunistic		12,802

Wind[18.5%]
Fulton Segregated Account	4,186	4,884
Glendale Segregated Account	5,976	6,915
King Segregated Account	6,431	7,992
Madison Segregated Account (A)	4,962	6,475
Rodeo Segregated Account	3,359	3,932
Wilshire Segregated Account	5,381	6,171

Total Wind		36,369

Total Structured Investments
(Cost $150,579)		186,901

Total Investments [94.8%]
(Cost $150,579)		$186,901

Percentages are based on net assets of $197,212 (000).

*	Non-income producing securities

†	Securities considered illiquid. The total value of such securities as of January 31, 2023, was $186,901 (000) and represented 94.8% of the net assets of the Fund.

‡

Securities considered restricted. The total value of such securities as of January 31, 2023, was $186,901 (000) and represented 94.8% of the net assets of the Fund. For each restricted security there are various acquisition dates. It is the Fund’s intent to continue to periodically invest in restricted securities.

(A)	Level 3 security in accordance with the fair value hierarchy.

Equity linked notes with a fair value of $103,599 (000), were valued using the Special Purpose Entities’ NAVs adjusted for industry loss data applied to certain contracts within the Special Purpose Entities that were impacted by aforementioned data and were considered Level 3, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the inputs used as of January 31, 2023, when valuing the Fund’s investments (000):

Investment in Securities	Level 1	Level 2	Level 3	Total
Equity Linked Securities*	$—	$—	$103,599	$186,901
Total Investments in Securities	$—	$—	$103,599	$186,901

*

As of January 31, 2023, structured investments in equity linked notes with a fair value of $83,302 (000) were valued using the Special Purpose Entities’ NAVs as a practical expedient and are not required to be classified in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of January 31, 2023 (000):

Equity Linked Notes
Beginning balance as of February 1, 2022	$—
Transfers into Level 3	103,599
Transfers out of Level 3	—
Net purchases	—
Change in unrealized appreciation	—
Ending balance as of January 31, 2023	$103,599
Net change in unrealized appreciation attributable
to Level 3 securities held at January 31, 2023	$—

Unobservable inputs included losses from severe weather events. Significant decreases/increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly higher/lower fair value measurement.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 6

schedule of investments
January 31, 2023
City National Rochdale Select Strategies Fund (continued)

Asset Allocation (% of Investments)
Earthquake	3.72%
Efficiency	40.39%
Frequency	16.54%
Multi Peril	10.24%
Non-Florida	2.80%
Opportunistic	6.85%
Wind	19.46%
100.00%

Illiquid/Restricted Securities

Description	Acquisition Date Range	Cost (000)	Value (000)
Delancey Segregated Account	8/2/2017 - 8/11/2021	$6,071	$6,953
Broadway Segregated Account	8/2/2017 - 5/23/2022	29,233	36,086
Hollywood Segregated Account	8/2/2017 - 8/11/2021	31,296	39,407
Atlantic Segregated Account	8/2/2017 - 8/11/2021	6,043	7,317
Jay Segregated Account	8/2/2017 - 5/23/2022	4,720	5,283
Ocean Segregated Account	8/2/2017 - 8/11/2021	5,313	7,026
Park Segregated Account	8/2/2017 - 8/11/2021	5,866	7,705
Sunset Segregated Account	8/2/2017 - 5/23/2022	3,124	3,581
Carmelia Segregated Account	8/2/2017 - 8/11/2021	6,287	7,652
Nassau Segregated Account	8/2/2017 - 8/11/2021	4,836	6,558
Venice Segregated Account	8/2/2017 - 8/11/2021	3,105	4,928
Lexington Segregated Account	8/2/2017 - 8/11/2021	4,781	5,234
Elevado Segregated Account	8/2/2017 - 8/11/2021	5,863	7,960
Trinity Segregated Account	8/2/2017 - 5/23/2022	3,746	4,842
Fulton Segregated Account	8/2/2017 - 8/11/2021	4,186	4,884
Glendale Segregated Account	8/2/2017 - 8/11/2021	5,976	6,915
King Segregated Account	8/2/2017 - 8/11/2021	6,431	7,992
Madison Segregated Account	8/2/2017 - 8/11/2021	4,962	6,475
Rodeo Segregated Account	8/2/2017 - 5/23/2022	3,359	3,932
Wilshire Segregated Account	8/2/2017 - 8/11/2021	5,381	6,171

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 7

summary of segregated accounts (Unaudited)
January 31, 2023
City National Rochdale Select Strategies Fund (continued)

A summary of the Segregated Accounts that the Fund holds in the NB Reinsurance, Ltd. (“NB RE, Ltd.”) Portfolio are summarized as follows:

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Earthquake
Delancey			$100,524
United States
5 Contracts (4 Cat Bonds)	Live	12/2023 - 6/2028
17 Contracts (6 Cat Bonds)	Matured	8/2017 - 1/2023
1 Contract	Triggered	3/2023

Efficiency
Broadway			518,844
North America, Europe, Australia, Japan
58 Contracts (5 Cat Bonds)	Live	5/2023 - 4/2029
311 Contracts (24 Cat Bonds)	Matured	12/2017 - 1/2023
11 Contracts	Triggered	12/2022 - 5/2023
Hollywood			609,176
North America, Europe, Australia
59 Contracts (7 Cat Bonds)	Live	5/2023 - 4/2028
319 Contracts (30 Cat Bonds)	Matured	11/2017 - 1/2023
11 Contracts	Triggered	12/2022 - 5/2023

Frequency
Atlantic			110,100
United States
6 Contracts (5 Cat Bonds)	Live	12/2023 - 5/2029
12 Contracts (4 Cat Bonds)	Matured	12/2017 - 1/2023
Jay			51,089
United States
1 Contract	Live	5/2023
4 Contracts	Triggered	4/2018 - 1/2022
Ocean			92,857
North America
7 Contracts (3 Cat Bonds)	Live	4/2023 - 1/2027
23 Contracts (5 Cat Bonds)	Matured	9/2017 - 1/2023
1 Contract	Triggered	12/2022
Park			100,146
North America
5 Contracts (3 Cat Bonds)	Live	3/2023 - 4/2028
23 Contracts (1 Cat Bond)	Matured	12/2017 - 1/2023
Sunset			41,826
United States
3 Contracts (3 Cat Bonds)	Live	1/2025 - 12/2026
12 Contracts (7 Cat Bonds)	Matured	12/2018 - 1/2023

Multi Peril
Carmelia			116,617
United States, Japan, Europe, Australia, New Zealand
4 Contracts (3 Cat Bonds)	Live	12/2023 - 4/2028
10 Contracts (2 Cat Bonds)	Matured	12/2017 - 1/2023
1 Contract	Triggered	12/2022
Nassau			82,945
United States
4 Contracts (3 Cat Bonds)	Live	1/2024 - 5/2029
18 Contracts (5 Cat Bonds)	Matured	12/2017 - 1/2023
Venice			76,366
United States
3 Contracts (1 Cat Bond)	Live	2/2023 - 5/2024
13 Contracts (1 Cat Bond)	Matured	7/2018 - 6/2022

Non-Florida
Lexington			66,857
United States, Japan
4 Contracts (3 Cat Bonds)	Live	3/2023 - 5/2029
16 Contracts (5 Cat Bonds)	Matured	12/2017 - 1/2023

Opportunistic
Elevado			103,526
United States
5 Contracts (3 Cat Bonds)	Live	12/2022 - 4/2028
18 Contracts (3 Cat Bonds)	Matured	12/2017 - 1/2023

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 8

summary of segregated accounts (Unaudited)
January 31, 2023
City National Rochdale Select Strategies Fund (concluded)

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Trinity			$57,606
United States
4 Contracts (2 Cat Bonds)	Live	3/2023 - 6/2028
11 Contracts (2 Cat Bonds)	Matured	12/2017 - 1/2023

Wind
Fulton			70,041
United States - Florida
5 Contracts (4 Cat Bonds)	Live	12/2023 - 4/2029
9 Contracts (1 Cat Bond)	Matured	11/2017 - 1/2023
Glendale			104,642
United States
5 Contracts (3 Cat Bonds)	Live	5/2023 - 1/2028
10 Contracts (2 Cat Bonds)	Matured	12/2017 - 1/2023
King			103,805
United States
3 Contracts (2 Cat Bonds)	Live	4/2023 - 5/2029
21 Contracts (5 Cat Bonds)	Matured	12/2017 - 1/2023
Madison			95,630
United States
6 Contracts (4 Cat Bonds)	Live	12/2023 - 1/2028
19 Contracts (7 Cat Bonds)	Matured	11/2017 - 1/2023
1 Contract	Triggered	12/2022
Rodeo			44,824
United States, Japan, Europe
2 Contracts (1 Cat Bond)	Live	12/2023 - 1/2028
5 Contracts	Matured	12/2018 - 1/2023
Wilshire			76,069
United States
9 Contracts (6 Cat Bonds)	Live	4/2023 - 7/2025
22 Contracts (2 Cat Bonds)	Matured	12/2017 - 1/2023

Disclosures

*    During the period from July 27, 2017 – January 31, 2023, the Fund owned between 2.1% and 7.9% of the assets represented in the NB RE, Ltd. Portfolio.

Earthquake — Predominately exposed to damage incurred by earthquakes

Efficiency — Exposure to both industry loss warranties and catastrophe bonds

Frequency — Exposure to contracts that are triggered by multiple events or loss window

Live — Contract is currently in force

Matured —Contract was in force until agreed upon termination date

Multi Peril — Exposure to contracts with multiple perils

Non-Florida — Exposure to contracts with no Florida exposure

Opportunistic — Exposure to contracts with opportunistic deal metrics

Triggered — Contract was impaired and removed from cell before maturity

Wind — Predominately exposed to damage incurred by wind in the U.S., Japan and Europe

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 9

statement of assets and liabilities (000)
January 31, 2023

City National Rochdale Select Strategies Fund
ASSETS:
Cost of Securities	$150,579
Investments in Securities, at value	$186,901
Cash	7,022
Receivable for Securities Sold	3,500
Prepaid Expenses	11
Total Assets	197,434

LIABILITIES:
Audit Fees Payable	$72
Shareholder Servicing Fees Payable	42
Payable to Investment Advisor	41
Transfer Agency Fees Payable	23
Legal Fees Payable	18
Administration Fees Payable	13
Other Accrued Expenses	13
Total Liabilities	222
Net Assets	$197,212

NET ASSETS:
Paid-in Capital (unlimited authorization - no par value)	$160,389
Total Distributable Earnings	36,823
Net Assets	$197,212

Class 1
Net Assets	$197,212,131
Total shares outstanding at end of year	15,895,805
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$12.41

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 10

statement of operations (000)
For the year ended January 31, 2023

City National Rochdale Select Strategies Fund
INVESTMENT INCOME:	$—

EXPENSES:
Investment Advisory Fees	996
Shareholder Servicing Fees - Class 1	498
Professional Fees	307
Administration Fees	159
Transfer Agent Fees	55
Printing Fees	28
Registration Fees	27
Custody Fees	6
Total Expenses	2,076
Less:
Waiver from Investment Advisor	(83)
Net Expenses	1,993

Net Investment Loss	(1,993)
Net Realized Gain	727
Net Change in Unrealized Appreciation	3,130
Net Gain on Investments	3,857
Net Increase in Net Assets Resulting from Operations	$1,864

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 11

statements of changes in net assets (000)

	City National Rochdale Select Strategies Fund
	For the year ended January 31, 2023	For the year ended January 31, 2022
OPERATIONS:
Net Investment Loss	$(1,993)	$(1,742)
Net Realized Gain	727	—
Net Change in Unrealized Appreciation	3,130	12,502
Net Increase in Net Assets Resulting from Operations	1,864	10,760

CAPITAL SHARE TRANSACTIONS:
Shares Issued	17,790	45,407
Shares Redeemed	(20,020)	(12,924)
Net Increase (Decrease) in Net Assets from Share Transactions	(2,230)	32,483
Total Increase (Decrease) in Net Assets	(366)	43,243

NET ASSETS:
Beginning of Year	197,578	154,335
End of Year	$197,212	$197,578

CAPITAL SHARES ISSUED AND REDEEMED:
Shares Issued	1,438	3,872
Shares Redeemed	(1,616)	(1,098)
Net Share Transactions	(178)	2,774

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 12

statement of cash flows (000)
For the year ended January 31, 2023

City National Rochdale Select Strategies Fund
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$1,864
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash used in Operating Activities:
Purchases of Investments	(7,000)
Proceeds from Disposition of Investment Securities	3,500
Net Realized Gain	(727)
Net Change in Unrealized Appreciation	(3,130)
Increase in Receivable for Investments Sold	(3,500)
Increase in Prepaid Expenses	(2)
Increase in Shareholder Servicing Fees Payable	1
Decrease in Payable Investment Advisor Fees	(43)
Increase in Transfer Agency Fees Payable	9
Increase in Legal Fees Payable	14
Decrease in Other Accrued Expenses	(4)
Net Cash Used in Operating Activities	(9,018)

Cash Flows From Financing Activities:
Proceeds from Capital Shares Issued	17,882
Cost of Capital Shares Redeemed	(20,020)
Net Cash Provided by Financing Activities	(2,138)
Net Change in Cash	(11,156)
Cash at beginning of year	18,178
Cash at end of year	$7,022

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 13

financial highlights
For a Share Outstanding Throughout each Year Presented

	Net Asset Value Beginning of Year	Net Investment Loss †	Net Realized and Unrealized Gains (Losses) on Securities	Total From Operations	Net Asset Value End of Year	Total Return ‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (2)	Ratio of Net Investment Loss to Average Net Assets (1)(2)	Portfolio Turnover Rate
City National Rochdale Select Strategies Fund
Class 1
2023	$ 12.29	$ (0.12)	$ 0.24	$ 0.12	$ 12.41	0.98%	$ 197,212	1.00%	1.04%	(1.00)%	2%
2022	11.60	(0.12)	0.81	0.69	12.29	5.95	197,578	0.99	0.99	(0.99)	0
2021	10.90	(0.11)	0.81	0.70	11.60	6.42	154,335	1.00	1.05	(1.00)	0
2020	10.25	(0.11)	0.76	0.65	10.90	6.34	123,184	1.00	1.16	(1.00)	0
2019	9.61	(0.10)	0.74	0.64	10.25	6.66	62,424	1.00	1.88	(1.00)	0

†	Per share calculations are based on average shares outstanding throughout each year.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers. The impact of the recovered fees may cause a higher net expense ratio.

(2)	Ratios do not include income and expenses of underlying Equity Linked Notes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 14

notes to financial statements
January 31, 2023

1.	ORGANIZATION:

City National Rochdale Select Strategies Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on December 1, 2016. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on July 27, 2017. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to provide total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The Fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (“Cat Bonds”, also known as event-linked bonds). Under normal circumstances, the Fund will invest primarily in instruments designed to provide exposure to ILWs and/or Cat Bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

ILWs are short-term reinsurance contracts whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are privately negotiated instruments that typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. The Adviser expects that the majority of the ILW contracts to which the Fund will have exposure will have durations of 6 to 12 months, although the ultimate disposition of the investments or the realization of proceeds therefrom, if any, may occur over longer durations. The Adviser will ensure that the substantial majority of its ILW transactions will be fully collateralized by the counterparties to seek to minimize counterparty risk. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the Fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage. If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the Fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. In the event of a “pro-rata” loss event, the appropriate amounts will be released to the Fund and counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Cat Bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors. They are often structured as floating rate bonds whose principal is lost if specified trigger conditions are met. If triggered, the principal is paid to the sponsor. Cat Bonds, like ILWs, are generally exposed to what are believed to be relatively low probability, large-scale natural catastrophe events in the United States, Japan, Europe and elsewhere. Cat Bonds may be structured as derivatives that are triggered by amounts actually lost by the protected counterparty, modeled losses (determined pursuant to predetermined algorithms or models), losses incurred by a specified industry, one or more event parameters or combinations of the foregoing. Certain Cat Bonds may cover the risk that multiple loss events will occur. The Adviser expects that the majority of the Fund’s investments in Cat Bonds will also be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

The Fund gains a significant amount of its exposure to ILWs, and potentially limited exposure to Cat Bonds, indirectly through structured investments in the form of equity-linked notes issued by Special Purpose Entities (specifically, separate accounts) of NB Reinsurance Ltd., a Bermuda Class 3 insurer registered under the Segregated Accounts Companies Act 2000 of Bermuda as a segregated accounts company (“NB Re”). The Fund normally invests approximately 80% of its assets, on average over time, in Special Purpose Entities of NB Re. The Fund will not invest more than 25% of its assets in any one such Special Purpose Entity.

The Fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”) that invest in insurance- or reinsurance-related securities.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 15

notes to financial statements
January 31, 2023

In addition to the above, the Fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Adviser’s Fair Value Committee (the “Committee”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Market quotations are not readily available for equity-linked notes (the “ELNs”) held by the Fund issued by certain segregated accounts (“Segregated Accounts”) of NB Re. The Fund’s investments in ELNs are priced by the administrator to the Segregated Accounts on a periodic basis, including at the time of investment, redemption and maturity. When not priced by the administrator, the Fund fair values the ELNs using the same valuation methodology utilized by the administrator. The Fund, as an ELN holder, has certain periodic redemption rights, some of which are limited and determined by management of the Segregated Account.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Generally, the fair value of the ELNs are priced in relation to the Fund’s proportional ownership in the Segregated Account’s NAV, which is periodically determined by the administrator of the Segregated Accounts and represents the amount that the Fund reasonably expects to receive if the Fund’s interests were redeemed at the date of valuation. However, the Fund’s ability to redeem its interest in the Segregated Accounts will be limited to quarterly, with 15 days advanced notice and restricted by the release of ILW collateral, which may extend up to 36 months, and the liquidity of the Cat Bonds. When the ELNs are not priced by the administrator, the daily price of the ELNs used to determine the Fund’s NAV is determined based on the Fair Value Procedures and the fair valuation methodology generally described below. The fair valuation methodology ties the price of the ELNs issued in respect of each Segregated Account to the valuation of the preferred sharing interests issued in respect of that Segregated Account, adjusted to take into account the fees and expenses of that Segregated Account assessable only to the holder of the ELNs.

The return on the ELNs issued in respect of a Segregated Account will equal the economic return that the Fund would have earned by owning preferred sharing interest issued in

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 16

respect of the Segregated Account equal to the amount of the Fund’s pro rata interest in the total capitalization attributable to the Segregated Account, net of the effect of fees and expenses of that Segregated Account assessable only to the holder of the ELNs. The amount payable on the ELNs issued in respect of a Segregated Account will be increased by any gains and reduced by any losses incurred in that Segregated Account, which gains and/or losses will be shared, pari passu, with the preferred sharing interest issued in respect of that Segregated Account.

To arrive at a daily fair value for each ELN, the Adviser employs a methodology which takes into account the value of each ILW and Cat Bond held by the issuing Segregated Account, the number of reference units assigned to the ELN, the aggregate number of outstanding units of that Segregated Account, and the fees and expenses of that Segregated Account, including those fees and expenses assessable to the Fund as the holder of the ELN. The valuation of the ILWs is enacted by a premium accrual methodology. The accrual pattern varies for each region and type of insured event. Each ILW is modeled within third-party catastrophe modeling software to determine the accrual rate. The software provides a daily resolution for each contract (% of risk per day). When ILWs are “triggered”, the Adviser applies a loss provision to the contract based on loss data obtained from an independent third-party assessor. There is a secondary market for trading Cat Bonds, which are valued by broker supplied valuations or by reference to the value of other securities with similar characteristics.

Equity linked notes were valued using the Special Purpose Entities’ NAVs, adjusted for industry loss data provided by an independent third-party assessor and applied to certain contracts held by the Special Purpose Entities that were impacted by aforementioned data and were considered Level 3, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

In accordance with U.S. GAAP, the objective of a fair value measurement is to determine the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Unobservable inputs included losses from severe weather events, other natural and non-natural catastrophes. Significant decreases or increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly higher or lower fair value measurement.

For the year ended January 31, 2023, there have been no changes to the Fund’s fair value methodologies. For more details on the investment classifications, refer to the Schedule of Investments.

When investments in ELNs are recorded at fair value, using the Segregated Accounts’ respective NAVs as a practical expedient, they are not required to be categorized in the fair value hierarchy. There were no unfunded commitments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date.

Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method over the holding period of a security.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.

Cash and Cash Equivalents – The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major U.S. financial institution, which is a member of the Federal Deposit Insurance Corporation (“FDIC”). Cash balances may, at times, exceed FDIC insurance limits.

Income Taxes – The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 17

notes to financial statements
January 31, 2023

Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

Management has analyzed the Fund’s tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of January 31, 2023, no provision for income tax would be required in the Fund’s financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current period.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

3.	AGREEMENTS:

Investment Advisory Agreement

The Fund will pay to the Adviser, as compensation for its services, a fee, computed daily and payable as promptly as possible after the last day of each month, at an annual rate equal to 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund’s expenses in order to keep the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00% of the Fund’s average net assets. This reimbursement agreement shall remain in effect until at least one year from the date of the Fund’s prospectus, and will automatically renew for an additional one-year period unless sooner terminated by the Fund or the Board upon sixty (60) days’ written notice to the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any lower expense limit in effect at the time of recoupment. The amount subject to recapture by the Adviser is $80,512 expiring in 2024 and $83,214 expiring in 2026.

Administrator, Custodian and Transfer Agent

The Fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and accounting services and receives an annual fee based on the aggregate average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares.

Shareholder Services Agreement

The Fund is subject to a shareholder services agreement that allows the Fund to pay a fee of 0.25% of its average daily net assets on an annual basis, payable monthly, for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment.

Certain officers of the Fund are also officers or employees of the Adviser or the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended January 31, 2023, were as follows for the Fund:

Purchases		Sales and Maturities
ELN (000)	Other (000)	ELN (000)	Other (000)
$7,000	$—	$3,500	$—

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 18

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

5.	SHARE CAPITAL:

The Fund was initially capitalized on May 31, 2017 through the sale of 10,000 common shares for $100 (000) ($10.00 per share).

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Minimum Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
March 1, 2022	5%	2.1%	338
May 25, 2022	5	2.3	368
August 26, 2022	5	3.0	498
November 21, 2022	5	2.5	412

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
March 1, 2022	$12.30	$4,150	16,177
May 25, 2022	12.28	4,521	16,155
August 26, 2022	12.56	6,262	16,365
November 21, 2022	12.37	5,087	16,273

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares, subject to approval of the Board. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

The Adviser reserves the right to suspend share orders and redemptions during times of large estimated economic and insurance losses.

6.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

There are no permanent differences. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of January 31, 2023 is primarily related to net operating losses:

Increase (Decrease) Total Distributable Earnings (000)	Increase (Decrease) Paid In-Capital (000)
$1,931	$(1,931)

The tax character of dividends and distributions declared during the years ended January 31, 2022, and January 31, 2023, were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Total
2023	$—	$—	$—
2022	—	—	—

As of January 31, 2023, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

City National Rochdale Select Strategies Fund
Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	668
Capital Loss Carryforwards	—
CY Late-Year Loss Deferral	(167)
Post-October Losses	—
Unrealized Appreciation/(Depreciation)	36,322
Other Temporary Differences	—
Total Distributable Earnings (Accumulated Losses)	$36,823

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 19

notes to financial statements
January 31, 2023

During the year ended January 31, 2023, the Fund had no capital loss carryforwards available to offset capital gains.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/ (depreciation) for tax purposes as of January 31, 2023, for the Fund were as follows:

Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
$150,579	$36,322	$—	$36,322

7.	RISKS:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s NAV and ability to meet its investment objective. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long- term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund predominantly provides exposure to ILWs and Cat Bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Insurance and Reinsurance Investments Risk – A principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest and/or dividend payments with respect to the security and an investor will lose money.

If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses. A significant portion of the Fund’s assets will generally have exposure to ILWs and Cat Bonds tied to natural events and there is inherent uncertainty as to whether, when, where and to what extent such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The Fund is subject to the principal risks described herein, whether through the Fund’s (i) direct investments, (ii) indirect investment through one or more Special Purpose Entities, or (iii) other investments.

Risks of Investing in Structured Reinsurance Investments – Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or Cat Bonds, as applicable.

The Fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or Cat Bonds. Should the price of the underlying ILWs and/or Cat Bonds move in an unexpected manner, should a triggering event occur on one or more underlying ILWs and/or Cat Bonds, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

Risks of Investing in Industry Loss Warranties – ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs have historically been fairly rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months or more. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser generally seeks to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 20

that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to Swaps Risk. Generally, there will be no readily available market for ILWs. ILWs are considered illiquid securities by the Fund.

Risks of Investing in Cat Bonds – Cat Bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a Cat Bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because Cat Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Cat Bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a Cat Bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have been determined to have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, Cat Bonds may expose the Fund to certain other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Swaps Risk – The Fund may obtain swap exposure by investing indirectly in ILWs documented as swaps, which typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, ILW swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Reinsurance Market and Reinvestment Risk – The size of the reinsurance market may change over time, which may limit the availability of ILWs, Cat Bonds and Structured Investments for investment by the Fund. The original issuance of ILWs, Cat Bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, Cat Bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, Cat Bonds and Structured Investments held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available.

Illiquidity and Restricted Securities Risk – To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those instruments deemed to be liquid. There can be no assurance that a liquid market for the Fund’s investments will exist or be maintained. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund.

The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 21

notes to financial statements
January 31, 2023

Valuation Risk – The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete or inaccurate data or information, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur, or if occurring, the magnitude of such events. A substantial portion of the Fund’s investment is in Structured Investments for which market quotations are not available. The Fund’s investments in Structured Investments are priced on a periodic basis by the administrator of the Special Purpose Entities. When not priced by the administrator, the Structured Investments are valued pursuant to fair value procedures approved by the Board.

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in good faith pursuant to policies and procedures of the Fund and the Adviser. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Reinsurance Industry Risk – The performance of the Fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of Hurricane Harvey in the Houston metropolitan area in 2017, Hurricane Irma in Florida and the Caribbean Islands in 2017, Hurricane Katrina in New Orleans in 2005 and Superstorm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in ILWs, Cat Bonds and Structured Investments tied to such exposures. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Risk-Modeling Risk – The Adviser, in selecting investments for the Fund, may consider risk models created by independent third parties, the sponsor of a reinsurance- related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.

The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance- related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the Fund’s principal investment strategies.

Risks of Investing in Special Purpose Entities of NB Re – NB Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect NB Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds.

Focused Investing Risk – At any given time, the Fund’s investments or portfolio risks are normally focused on particular types of reinsurance investments, on a limited group of available

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 22

perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the Fund to losses disproportionate to other comparable funds.

Non-Diversification Risk – The Fund is classified as “non- diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Market Risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as wars, terrorism, epidemics, pandemics or other public health issues, real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates or currency rates, or lack of liquidity in the markets. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorisim, cybersecurity events, technology and data interruptions, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Additional Market Disruption. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Although its effects have begun to dissipate, the COVID-19 pandemic resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. The COVID-19 pandemic also caused significant disruptions to business operations, including business closures; strain on healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic; and widespread uncertainty regarding the duration and long-term effects of the pandemic.

Rates of inflation have recently risen. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of a portfolio’s distributions. Governments around the world, including the U.S. government, have taken steps designed to manage inflation, including by raising interest rates. Interest rates may remain elevated or may rise further.

Cash Management Risk – The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 23

notes to financial statements
January 31, 2023

Management and Operational Risk – The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques, judgment and decisions will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses, models, tools, resource, information and data used by the Adviser as part of its investment process, or if such analyses, models, tools, resources, information or data are used incorrectly or do not work as intended, could affect the Fund’s performance. The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, and prevent shareholders from redeeming their shares.

Model and Data Risk – The Adviser may use quantitative methods and/or third party information or data to select investments. If quantitative models, algorithms or calculations (whether proprietary and developed by the Adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Tax Risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the Fund’s gross income each taxable year must consist of qualifying income, the Fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the Fund must meet certain distribution requirements for each taxable year. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns.

The Fund normally invests a significant portion of its assets in Structured Investments in the form of equity-linked notes issued by Special Purpose Entities. Under proposed Treasury Regulations, it is expected that each of the Special Purpose Entities will be treated as a separate entity for U.S. federal income tax purposes. If a Special Purpose Entity were to instead be treated as a division of a larger entity consisting of multiple Special Purpose Entities, then the Fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the equity-linked notes will be treated as non-voting equity interests in the Special Purpose Entities for U.S. federal income tax purposes. If the equity-linked notes were to instead be treated as voting equity investments, the Fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the Special Purpose Entities could be treated as income that is not qualifying income.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 24

Certain of the Fund’s investments (including, potentially, certain ILWs, Cat Bonds and Structured Investments) may generate income that is not qualifying income. It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Nevertheless, it is possible that certain investments directly or indirectly held by the Fund (including certain ILWs, Cat Bonds and Structured Investments) may be treated as equity in PFICs for federal income tax purposes. If the Fund directly or indirectly holds any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after- tax return from these investments.

It is expected, but not guaranteed, that the Special Purpose Entities will not be treated as “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Nevertheless, if a sufficient portion of the voting interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes (including certain issuers of insurance- and reinsurance- related securities) is directly or indirectly held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Repurchase Offers Risk – The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 25

notes to financial statements
January 31, 2023

Borrowing Risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains.

Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on LIBOR. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and it is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to determine, and they may vary depending on factors that include, but are not limited to, (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallback provisions for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, and there may be a reduction in the value of certain instruments held by the Fund.

Expense Risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

8.	SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of January 31, 2023, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 26

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
City National Rochdale Select Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of City National Rochdale Select Strategies Fund (the “Fund”) as of January 31, 2023, and the related statements of operations, cash flows, changes in net assets, and financial highlights, and the related notes for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations, cash flows, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended January 31, 2022 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors, whose report dated March 30, 2022, expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and administrator of the segregated accounts. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
March 31, 2023

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 27

change in independent registered public accounting firm (Unaudited)

Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of City National Rochdale Select Strategies Fund (the “Fund”), a Delaware statutory trust registered as a closed-end management investment company. Effective March 6, 2023, the Audit Committee of the Fund’s Board of Trustees approved Cohen & Company, Ltd. (“Cohen”) to replace BBD as the Fund’s independent registered public accounting firm as a result of Cohen’s acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Fund as of and for the fiscal years ended January 31, 2021, and January 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended January 31, 2021, and January 31, 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

Effective March 6, 2023, the Audit Committee of the Fund’s Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2023.

During the fiscal years ended January 31, 2021, and January 31, 2022, and during the subsequent interim period through March 6, 2023, neither the Fund, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 28

trustees and officers (Unaudited)
January 31, 2023

The Trustees and officers of the Fund, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Fund, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Fund also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each Trustee may be referred to as an “Independent Trustee” and collectively as the “Independent Trustees.” There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The address for the Trustees and the Officers of the Fund is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee for the Past Five Years
INDEPENDENT TRUSTEES
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2016	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	11	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2016	Retired (2013 - present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012 - 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	11

Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Julie C. Miller Year of Birth: 1957	Trustee	Since 2020	Certified Public Accountant(CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 - present).	11	None
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2016 Since 2019	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	11

Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 29

trustees and officers (Unaudited) (Continued)
January 31, 2023

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
James R. Wolford Year of Birth: 1954	Trustee	Since 2016

Chief Executive Officer of Corinthian Development Company (2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				11	None

(1)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of City National Rochdale Funds and the following registered closed-end fund: City National Rochdale Strategic Credit Fund.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 30

Name and Year of Birth	Position with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro Year of Birth: 1957	President and Chief Executive Officer	2016-2021 and 2022-present

Chief Executive Officer, City National Rochdale (1986–present); Chief Investment Officer, City National Rochdale (2016-2018); President and Chief Executive Officer, City National Rochdale Funds (2013-2021 and 2022-present), City National Rochdale Select Strategies Fund (the “Select Strategies Fund”) (2016-2021 and 2022- present), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2018-2022 and 2022-present).

Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021

Director of Fund Accounting, SEI Investments Company (2020- present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (April 2021-present).

Rochelle Levy Year of Birth: 1985	Chief Compliance Officer (“CCO”), Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2022

Senior Vice President and Wealth Management Chief Compliance Officer, City National Bank (2022-present); CCO, AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (September 2022-present); CCO and AML Officer, BNY Mellon Private Funds (2019-2022); CCO, BNY Mellon Commingled Funds (2019-2021); Investment Management, Head of Distribution Compliance BNY Mellon, N.A. (2019-2022); Vice President, JPMorgan Chase & Co. (2014-2019).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2016

Senior Vice President, Finance, City National Rochdale (2011-present); Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).

Anthony Sozio Year of Birth: 1971	Vice President and Secretary	Since 2016

Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present); Vice President, City National Rochdale Funds (2013-present), Select Strategies Fund (2016- present), and Strategic Credit Fund (2018-present); Secretary, City National Rochdale Funds (2019-present), Select Strategies Fund (2020- present), and Strategic Credit Fund (2020-present); Assistant Secretary, City National Rochdale Funds (2013-2019), Select Strategies Fund (2016-2020), and Strategic Credit Fund (2018- 2020).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present); Attorney, Blank Rome LLP (2015-2018); Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resigns.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 31

disclosure of fund expenses (Unaudited)
January 31, 2023

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2022, through January 31, 2023).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/2022	Ending Account Value 1/31/2023	Annualized Expense Ratio	Expenses Paid During Period*
Select Strategies Fund
Actual Fund Return
Class 1	$ 1,000.00	$ 1,004.00	1.00%	$ 5.05

Hypothetical 5% Return
Class 1	$ 1,000.00	$ 1,020.16	1.00%	$ 5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 32

THANK YOU

for your investment with the City National Rochdale Select Strategies Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Select Strategies Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR-002-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees Billed by Cohen & Company, LTD (“Cohen”) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$57,000	None	None	$64,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	8,000	None	None	7,500	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings for the last fiscal year.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to be provided to the Registrant by the principal accountant, including services provided to any entity affiliated with the Registrant.

(e)(2)	Percentage of fees that were approved by the audit committee were as follows:

	2023	2022
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees billed by Cohen for services rendered to the Registrant, City National Rochdale, LLC (the “Adviser”), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for the last two fiscal years were $0.

(h)	Not Applicable

(i)	Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the "PCAOB") has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not Applicable. The Registrant is not a "foreign issuer," as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Daniel A. Hanwacker (Chair), Jon C. Hunt, Julie C. Miller, Jay C. Nadel and James R. Wolford.

Item 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policy of City National Rochdale (the “Adviser” or “CNR”) is to ensure that proxies are voted in the best interests of the Funds, in accordance with CNR’s fiduciary duties and applicable regulatory requirements. CNR will generally vote proxies related to portfolio securities of the Funds in conformity with the recommendations of a disinterested third party.

The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from CNR. If Glass Lewis has not provided a recommendation with respect to a proxy vote, CNR will normally abstain with respect to that proposal. CNR has engaged ProxyEdge, a third-party service provider, to vote proxies, on behalf of CNR, in accordance with Glass Lewis’ guidelines with respect to equity securities held by the Funds.

The Adviser has formed Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

CNR generally reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself, including in a manner inconsistent with the recommendation of Glass Lewis, if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the applicable Fund(s). The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR’s voting decision will be maintained by the Committee.

If CNR has proxy voting discretion with respect to shares of any City National Rochdale fund held by a separately managed account client of CNR, CNR will vote the Fund shares in the best interests of such separately managed account clients. If the Proxy Voting Committee determines that a City National Rochdale fund proxy proposal presents a material conflict of interest for CNR,, CNR will seek voting instruction from applicable separately managed account client, and will votes those shares for which it does not receive voting instructions in the same proportion as the vote of its other separately managed account clients that do provide voting instructions (i.e., “echo vote”).

CNR Compliance will review, at least annually, a sample of voting records to verify that proxy votes are being cast in accordance with CNR’s proxy voting policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Fund Management

Thomas H. Ehrlein (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Fund’s portfolio.

Thomas H. Ehrlein, the Director of the Portfolio and Alternative Analytics Group of the Adviser, joined Rochdale in 2005. He oversees a number of business segments at the firm including investment oversight for all non-traditional investments and the portfolio analytics and modeling processes. Mr. Ehrlein is also a key member of the asset allocation committee at City National Rochdale. He has been in the Investment Management industry since 2000. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

(a)(2) Other Accounts Managed by Portfolio Managers

 The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of January 31, 2023

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (millions) ($)
Thomas H. Ehrlein	Registered investment companies	3	2,870	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Portfolio managers who have day-to-day management responsibilities with respect to the Fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and other account(s). The appearance of a conflict of interest may also arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser could share in investment gains.

Each of the Fund and the Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meets periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

City National Rochdale is a wholly-owned subsidiary of City National Bank (“CNB”). The compensation received from CNB by all City National Rochdale employees, including the Fund’s portfolio manager, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

(a)(4) Fund Share Ownership by Portfolio Managers

The Fund’s portfolio manager did not own any shares of the Fund as of January 31, 2023.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) Not applicable.

(a)(4)(i) Change in Registrant’s Independent Public Accountant (disclosure pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308)) is attached hereto.

(a)(4)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are attached hereto.

(7) Glass Lewis Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Select Strategies Fund

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date:	April 11, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date:	April 11, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger, Treasurer (Principal Financial and
Accounting Officer and Controller)

Date:	April 11, 2023